UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

BrandywineGLOBAL —

GLOBAL OPPORTUNITIES BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize total return consisting of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Global Opportunities Bond Fund for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

II	BrandywineGLOBAL — Global Opportunities Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Indexi is considered a developed country. The Fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). We intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deemed to be of comparable quality. The Fund’s investments may include securities of sovereign governments and supranational organizations. The Fund may invest up to 25% of its net assets in convertible debt securities.

The Fund may invest in currency forwards in order to hedge its currency exposure in bond positions or to gain currency exposure. In addition, the Fund may engage in a variety of transactions using derivatives such as bond futures, interest rate futures, swaps, credit default swaps and options. The Fund may use derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although we have the flexibility to use these instruments for hedging purposes, we may choose not to for a variety of reasons, even under very volatile market conditions. Derivative instruments are taken into account when determining compliance with the Fund’s 80% investment policy. The Fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries.

Although the Fund invests primarily in issuers in developed market countries as defined above, the Fund may also invest in issuers in emerging market countries, and some of the countries that the Fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.

The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from one to ten years, but for individual markets may be greater or lesser depending on our view of the prospects for lower interest rates and potential capital gains.

We follow a value approach to investing and, therefore, seek to identify relative value in the global bond markets. We define as undervalued, those markets where we believe real interest rates are high and the currency is undervalued with the potential to appreciate. We will focus investments in those undervalued markets where we believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. We believe that such economic conditions provide the best potential to achieve capital appreciation. The Fund employs a top-down, value-oriented, and macro driven investment approach and

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	1

Fund overview (cont’d)

incorporates analysis of material environmental, social and governance (ESG) issues that may impact an investment’s risk profile and performance.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market experienced periods of volatility and generated a negative total return during the twelve-month reporting period ended December 31, 2021. Global yields moved higher over the reporting period, which was a headwind for fixed income assets. Rising yields were driven by a number of factors, including improving global growth from the depth of the pandemic, supply chain issues, sharply rising inflation, and expectations for less accommodative monetary policy. The spread sectors (non-U.S. Treasuries) generated mixed results over the reporting period.

On the monetary policy front, late in the period the U.S. Federal Reserve Board (the “Fed”) pivoted from its highly accommodative monetary policy and telegraphed an increase in rates in 2022. With inflation remaining elevated, in early November 2021 the Fed announced that it would begin reducing its monthly purchases of Treasury and agency mortgage-backed securities. At its December 2021 meeting the Fed announced a further acceleration in the tapering of its monthly bond purchases, putting it on track to conclude the program in early 2022. Fed officials now anticipate as many as three rate hikes in 2022. The Bank of England (“BoE”) surprised the markets in December 2021, as it became the world’s first major central bank to raise rates since the pandemic began. The BoE cited signs in underlying inflation pressures and anticipates inflation hitting 6% in April 2022, triple its target level. However, the European Central Bank (“ECB”) broke ranks with the Fed and BoE, as ECB President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” Lagarde cited the Omicron variant which is threatening to choke off its economic recovery. Finally, the Bank of Japan appears likely to remain accommodative given the headwinds facing its economy.

All told, the Bloomberg Global Aggregate Bond Indexii returned -4.90% during the twelve months ended December 31, 2021. Investors who took on additional risk generated mixed results over the reporting period. Global high-yield corporate bonds, as measured by the Bloomberg Global High Yield Index (USD Hedged)iii, returned 0.90%. Meanwhile, the JPMorgan Emerging Markets Bond Index Globaliv returned -1.51%. Within the currency markets, the U.S. dollar generally rose against most other currencies.

Q. How did we respond to these changing market conditions?

A. The Fund steadily increased its U.S. dollar exposure over the reporting period. However, it remained slightly underweight the benchmark, the FTSE World Government Bond Index, as we anticipated that the U.S. dollar’s performance would become more bifurcated, still outperforming core developed market currencies, but weakening against select emerging market currencies with attractive valuations and fundamentals.

An overall underweight in duration was reduced by adding duration in developed market sovereigns, including in the U.S., France, and the U.K. However, the Fund remained underweight duration versus the benchmark overall. The Fund’s decision to add some duration was predicated by the robust backup in yields. Policy uncertainty heightened volatility across bond markets and slightly increasing duration felt like the prudent move.

2	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

We added exposure to the Canadian dollar and Norwegian krone at the end of the reporting period after selling out of both positions during the second quarter of 2021. These currencies were added as part of a shift toward a better outlook on growth, with China taking incremental steps to ease policy. We felt those moves will be supportive of energy prices, benefiting these oil-related currencies. Furthermore, both currencies were flagging cheap on our metrics.

The Fund used U.S. Treasury futures and French OAT futures to help manage its bond exposure. The use of these instruments added to performance. Currency forwards, which were used to help manage the Fund’s currency exposures, were a headwind for results.

Performance review

For the twelve months ended December 31, 2021, Class IS shares of BrandywineGLOBAL — Global Opportunities Bond Fund returned -5.26%. The Fund’s unmanaged benchmark, the FTSE World Government Bond Index (USD) (Unhedged), returned -6.97% for the same period. The Lipper Global Income Funds Category Averagev returned -3.12% over the same time frame.

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Global Opportunities Bond Fund:
Class A	-4.03%	-5.68%
Class C	-4.31%	-6.31%
Class C1[1]	-1.67%[2]	-3.61%[2,3]
Class FI	-3.98%	-5.62%
Class R	-4.16%	-5.95%
Class I	-3.78%	-5.36%
Class IS	-3.81%	-5.26%
FTSE World Government Bond Index (USD) (Unhedged)	-2.33%	-6.97%
Lipper Global Income Funds Category Average	-1.30%	-3.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Performance includes a payment by an affiliate to reimburse for an error. Absent this payment, performance for the six months ended December 31, 2021 would have been -4.19% and performance for the twelve months ended December 31, 2021 would have been -6.08%.

[3]

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2021 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.41%, 0.79%, 2.04%, 1.52%, 1.21%, 1.83% and 1.92%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class R and Class I shares would have been 1.35%, 0.77%, 1.50%, 0.94% and 1.81%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.02%, 1.70%, 1.42%, 0.99%, 1.32%, 0.69% and 0.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class A shares, 1.75% for Class C shares, 1.45% for Class C1 shares, 1.00% for Class FI shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class A and Class R shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The U.S. dollar’s rise during the reporting period put downward pressure on most currencies, including those considered safe haven such as the euro and Japanese yen. As a result, the Fund’s underweight to these currencies was additive on a relative basis. With the

4	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Fed becoming more hawkish with its rhetoric given the rise in inflation, many investors favored the U.S. dollar.

Additionally, the Fund’s underweight to some Eurozone sovereign bonds, such as French OATs and German bunds, were additive on a relative basis. Yields rose in these securities due the continued elevation of inflation throughout the year and despite the ECB stating that they did not intend to raise rates in 2022.

Q. What were the leading detractors from performance?

A. The largest detractor among our bond allocations was the position in Mexican bonos. Their yields moved sharply higher early in the year as natural gas shortages due to cold weather caused concerns about the impact on the country’s key manufacturing sector. Furthermore, yield increases occurred as emerging market bonds came under pressure with U.S. yields rising.

Among currencies, the Chilean peso was the most notable detractor from performance. A surge in inflation, as well political events during the reporting period, weighed on the Latin American currency. The country’s annual inflation rate was the highest ever in over a decade, requiring its central bank to aggressively raise rates in an attempt to reign in rising prices. Additionally, the country elected a left-wing former student activist as president, whose anti-capitalist rhetoric has investors concerned about the world’s largest copper producer.

Other emerging market currencies, such as the Colombian peso and Polish zloty, negatively impacted performance. The former was impacted by a drop-in economic activity off a rise in COVID-19 cases in the region. Meanwhile, the zloty was weighed down by the country’s central bank maintaining its dovish stance for most of the period.

Thank you for your investment in BrandywineGLOBAL — Global Opportunities Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

John (“Jack”) P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	5

Fund overview (cont’d)

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 17, 2022

RISKS: Foreign securities involve special risks such as currency fluctuations and social, political, and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. The Fund’s share price may decline as interest rates rise. Below investment grade debt securities (commonly known as “high yield debt” or “junk bonds”) involve greater volatility than higher-rated securities. To the extent that the Fund invests in asset- and mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investment in other fixed income securities. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

6	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The FTSE World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds and is stated in U.S. dollar terms.

ii

The Bloomberg Global Aggregate Index measures the performance of the global investment-grade, fixed-rate bond markets. The benchmark includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.

iii

The Bloomberg Global High Yield Index (USD Hedged) provides a broad-based measure of the global high-yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 220 funds for the six-month period and among the 210 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]		Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.03%		$1,000.00	$959.70	1.00%	$4.94	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class C	-4.31		1,000.00	956.90	1.67	8.24	Class C	5.00	1,000.00	1,016.79	1.67	8.49
Class C1	-1.67	[4]	1,000.00	983.30	1.45	7.25	Class C1	5.00	1,000.00	1,017.90	1.45	7.37
Class FI	-3.98		1,000.00	960.20	0.98	4.84	Class FI	5.00	1,000.00	1,020.27	0.98	4.99
Class R	-4.16		1,000.00	958.40	1.25	6.17	Class R	5.00	1,000.00	1,018.90	1.25	6.36
Class I	-3.78		1,000.00	962.20	0.64	3.17	Class I	5.00	1,000.00	1,021.98	0.64	3.26
Class IS	-3.81		1,000.00	961.90	0.54	2.67	Class IS	5.00	1,000.00	1,022.48	0.54	2.75

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

10	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/21	-5.68%	-6.31%	-3.61%[3,4]	-5.62%	-5.95%	-5.36%	-5.26%
Five Years Ended 12/31/21	4.14	3.40	4.27	4.15	3.85	4.47	4.58
Ten Years Ended 12/31/21	2.95	N/A	2.78	2.93	2.64	3.23	3.34
Inception* through 12/31/21	—	1.65	—	—	—	—	—

With sales charges[5]	Class A	Class C	Class C1[2]	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/21	-9.68%	-7.24%	-4.57%[3,4]	-5.62%	-5.95%	-5.36%	-5.26%
Five Years Ended 12/31/21	3.24	3.40	4.27	4.15	3.85	4.47	4.58
Ten Years Ended 12/31/21	2.51	N/A	2.78	2.93	2.64	3.23	3.34
Inception* through 12/31/21	—	1.65	—	—	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (12/31/11 through 12/31/21)	33.75%
Class C (Inception date of 8/1/12 through 12/31/21)	16.71
Class C1[2] (12/31/11 through 12/31/21)	31.52
Class FI (12/31/11 through 12/31/21)	33.44
Class R (12/31/11 through 12/31/21)	29.80
Class I (12/31/11 through 12/31/21)	37.49
Class IS (12/31/11 through 12/31/21)	38.92

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

[4]

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

[5]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are March 10, 2010, August 1, 2012, March 11, 2010, February 26, 2009, September 30, 2011, March 19, 2009 and November 1, 2006, respectively.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Global Opportunities Bond Fund vs. FTSE World Government Bond Index (USD) (Unhedged)† — December 2011 - December 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Global Opportunities Bond Fund on December 31, 2011 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE World Government Bond Index (USD) (Unhedged). The FTSE World Government Bond Index (the “Index”) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Schedule of investments

December 31, 2021

BrandywineGLOBAL — Global Opportunities Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government & Agency Obligations — 38.8%
U.S. Government Obligations — 38.8%
U.S. Treasury Bonds	1.875%	11/15/51	56,230,000		$55,799,489
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.055%)	0.140%	10/31/22	143,610,000		143,668,453	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.049%)	0.134%	1/31/23	446,350,000		446,546,622	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.034%)	0.119%	4/30/23	64,450,000		64,456,684	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.029%)	0.114%	7/31/23	202,225,000		202,270,408	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.035%)	0.120%	10/31/23	64,005,000		64,022,939	(a)
Total U.S. Government & Agency Obligations (Cost — $976,563,474)					976,764,595
Sovereign Bonds — 38.5%
Australia — 4.4%
Australia Government Bond	5.750%	7/15/22	71,110,000	AUD	53,283,264	(b)
New South Wales Treasury Corp.	4.000%	4/20/23	14,375,000	AUD	10,950,748
Queensland Treasury Corp.	4.250%	7/21/23	28,885,000	AUD	22,212,024	(b)
Western Australian Treasury Corp.	6.000%	10/16/23	30,940,000	AUD	24,635,420
Total Australia					111,081,456
Brazil — 2.7%
Brazil Notas do Tesouro Nacional Serie F,
Notes	10.000%	1/1/27	301,200,000	BRL	52,743,143
Brazil Notas do Tesouro Nacional Serie F,
Notes	10.000%	1/1/29	91,165,000	BRL	15,802,132
Total Brazil					68,545,275
China — 3.0%
China Government Bond	3.810%	9/14/50	449,070,000	CNY	75,721,909
Colombia — 3.3%
Colombian TES, Bonds	6.250%	11/26/25	133,300,000,000	COP	31,542,644
Colombian TES, Bonds	6.000%	4/28/28	227,500,000,000	COP	50,612,082
Total Colombia					82,154,726
Indonesia — 0.5%
Indonesia Treasury Bond	8.750%	2/15/44	161,300,000,000	IDR	13,295,579
Malaysia — 3.7%
Malaysia Government Bond	3.882%	3/10/22	138,750,000	MYR	33,421,853
Malaysia Government Bond	3.480%	3/15/23	116,400,000	MYR	28,368,746
Malaysia Government Bond	3.955%	9/15/25	42,105,000	MYR	10,434,385
Malaysia Government Bond	3.899%	11/16/27	84,200,000	MYR	20,851,345
Total Malaysia					93,076,329

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Global Opportunities Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 9.0%
Mexican Bonos, Bonds	8.000%	11/7/47	495,500,000	MXN	$24,020,670
Mexican Bonos, Senior Notes	8.500%	5/31/29	1,197,700,000	MXN	61,945,784
Mexican Bonos, Senior Notes	8.500%	11/18/38	1,236,200,000	MXN	63,616,433
Mexican Bonos, Senior Notes	7.750%	11/13/42	1,595,400,000	MXN	75,690,629
Total Mexico					225,273,516
Russia — 0.4%
Russian Federal Bond — OFZ	7.650%	4/10/30	859,000,000	RUB	11,046,267
South Africa — 3.9%
Republic of South Africa Government Bond, Senior Notes	6.500%	2/28/41	1,167,000,000	ZAR	48,522,360
Republic of South Africa Government Bond, Senior Notes	8.750%	2/28/48	959,700,000	ZAR	50,111,304
Total South Africa					98,633,664
South Korea — 7.6%
Korea Treasury Bond, Senior Notes	2.000%	6/10/31	168,250,000,000	KRW	138,465,896
Korea Treasury Bond, Senior Notes	1.875%	3/10/51	67,800,000,000	KRW	51,827,240
Total South Korea					190,293,136
Total Sovereign Bonds (Cost — $1,163,845,362)					969,121,857
Corporate Bonds & Notes — 18.3%
Consumer Discretionary — 2.2%
Automobiles — 2.2%
General Motors Co., Senior Notes	6.800%	10/1/27	8,090,000		9,937,161
General Motors Co., Senior Notes	6.250%	10/2/43	9,745,000		13,363,887
General Motors Financial Co. Inc., Senior Notes (SOFR + 1.200%)	1.250%	11/17/23	32,535,000		32,893,560	(a)
Total Consumer Discretionary					56,194,608
Energy — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Hess Corp., Senior Notes	5.800%	4/1/47	4,495,000		5,756,175
Petroleos Mexicanos, Senior Notes	7.690%	1/23/50	26,155,000		25,291,231
Total Energy					31,047,406
Financials — 11.7%
Banks — 6.9%
Bank of Montreal, Senior Notes (SOFR + 0.680%)	0.730%	3/10/23	41,775,000		41,981,718	(a)
Bank of Nova Scotia, Senior Notes (SOFR + 0.550%)	0.600%	9/15/23	45,475,000		45,633,743	(a)

See Notes to Financial Statements.

14	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Canadian Imperial Bank of Commerce, Senior Notes (SOFR + 0.800%)	0.850%	3/17/23	34,240,000	$34,426,985	(a)
Commonwealth Bank of Australia, Senior Notes (SOFR + 0.400%)	0.450%	7/7/25	51,070,000	51,151,207	(a)(c)
Total Banks				173,193,653
Capital Markets — 2.2%
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.750%)	0.914%	2/23/23	54,735,000	54,978,145	(a)
Insurance — 2.6%
Athene Global Funding, Senior Secured Notes (SOFR + 0.700%)	0.750%	5/24/24	40,350,000	40,474,327	(a)(c)
Metropolitan Life Global Funding I, Secured Notes (SOFR + 0.570%)	0.620%	1/13/23	24,250,000	24,351,207	(a)(c)
Total Insurance				64,825,534
Total Financials				292,997,332
Industrials — 3.2%
Aerospace & Defense — 2.0%
Boeing Co., Senior Notes	5.705%	5/1/40	6,580,000	8,463,605
Boeing Co., Senior Notes	5.805%	5/1/50	16,030,000	21,748,008
Boeing Co., Senior Notes	3.950%	8/1/59	8,550,000	8,908,430
Boeing Co., Senior Notes	5.930%	5/1/60	8,450,000	11,758,386
Total Aerospace & Defense				50,878,429
Machinery — 1.2%
Caterpillar Financial Services Corp., Senior Notes (SOFR + 0.150%)	0.200%	11/17/22	30,385,000	30,351,721	(a)
Total Industrials				81,230,150
Total Corporate Bonds & Notes (Cost — $445,469,030)				461,469,496
Collateralized Mortgage Obligations (d) —1.3%
Benchmark Mortgage Trust, 2020-B17 A2	2.211%	3/15/53	6,860,000	6,860,605
BX Commercial Mortgage Trust, 2019-XL A (1 mo. USD LIBOR + 0.920%)	1.030%	10/15/36	5,326,606	5,332,930	(a)(c)
Commercial Mortgage Trust, 2015-3BP A	3.178%	2/10/35	3,705,000	3,856,289	(c)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	1.090%	5/15/36	3,350,000	3,352,820	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 M2 (1 mo. USD LIBOR + 1.650%)	1.753%	4/25/43	3,418,179	3,420,359	(a)(c)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Global Opportunities Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (d) — continued
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	5.003%	11/25/24	822,761		$857,419	(a)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	2.303%	1/25/30	4,354,487		4,433,218	(a)
IM Pastor FTA, 4 A (3 mo. EURIBOR + 0.140%, 0.000% floor)	0.000%	3/22/44	4,395,450	EUR	4,676,869	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $33,184,034)					32,790,509
Asset-Backed Securities — 0.1%
Towd Point Mortgage Trust, 2017-6 A2 (Cost — $3,259,540)	3.000%	10/25/57	3,355,000		3,442,281	(a)(c)
Total Investments before Short-Term Investments (Cost — $2,622,321,440)					2,443,588,738

			Shares
Short-Term Investments — 2.2%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $53,872,477)	0.010%		53,872,477		53,872,477	(e)
Total Investments — 99.2% (Cost — $2,676,193,917)					2,497,461,215
Other Assets in Excess of Liabilities — 0.8%					21,038,653
Total Net Assets — 100.0%					$2,518,499,868

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2021, the total market value of investments in Affiliated Companies was $53,872,477 and the cost was $53,872,477 (Note 8).

See Notes to Financial Statements.

16	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund

Abbreviation(s) used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

IDR	— Indonesian Rupiah

KRW	— South Korean Won

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro-OAT	757	3/22	$143,271,336	$140,609,930	$(2,661,406)
U.S. Treasury Ultra Long- Term Bonds	447	3/22	88,977,898	88,114,875	(863,023)
United Kingdom Long Gilt Bonds	1,011	3/22	170,749,518	170,918,037	168,519
Net unrealized depreciation on open futures contracts					$(3,355,910)

Abbreviation(s) used in this table:

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	18,350,000	USD	4,404,176	Barclays Bank PLC	1/12/22	$(1,867)
MYR	68,130,000	USD	16,327,166	Barclays Bank PLC	1/12/22	17,757
PLN	228,290,000	USD	57,558,002	Citibank N.A.	1/13/22	(944,166)
BRL	213,420,000	USD	38,154,319	HSBC Securities Inc.	1/20/22	(14,518)
PLN	367,230,000	USD	92,766,473	JPMorgan Chase & Co.	1/20/22	(1,742,043)
CLP	56,700,000,000	USD	69,937,833	HSBC Securities Inc.	1/21/22	(3,574,535)
EUR	72,720,000	USD	84,778,067	Citibank N.A.	1/26/22	(1,943,300)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Global Opportunities Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	41,760,000	USD	47,444,998	JPMorgan Chase & Co.	1/26/22	$123,482
EUR	5,150,000	USD	5,982,910	Morgan Stanley & Co. Inc.	1/26/22	(116,586)
PLN	40,330,000	USD	10,139,132	Barclays Bank PLC	1/27/22	(147,596)
PLN	362,500,000	USD	91,604,481	Citibank N.A.	1/27/22	(1,797,095)
IDR	32,240,000,000	USD	2,256,913	JPMorgan Chase & Co.	1/28/22	563
USD	12,000,698	IDR	171,970,000,000	JPMorgan Chase & Co.	1/28/22	(40,807)
USD	2,341,181	COP	8,900,000,000	JPMorgan Chase & Co.	1/31/22	160,479
USD	86,149,471	COP	327,200,000,000	JPMorgan Chase & Co.	1/31/22	5,978,054
CLP	6,760,000,000	USD	8,320,000	HSBC Securities Inc.	2/4/22	(424,708)
CLP	24,640,000,000	USD	29,997,930	HSBC Securities Inc.	2/4/22	(1,219,824)
RUB	695,000,000	USD	9,586,339	Citibank N.A.	2/9/22	(413,647)
THB	502,000,000	USD	15,082,548	HSBC Securities Inc.	2/9/22	(58,444)
USD	2,606,392	KRW	3,050,000,000	Citibank N.A.	2/11/22	43,055
USD	45,379,058	KRW	53,010,000,000	Citibank N.A.	2/11/22	827,424
CLP	25,330,000,000	USD	30,704,519	HSBC Securities Inc.	2/11/22	(1,156,250)
CAD	129,980,000	USD	102,759,518	HSBC Securities Inc.	2/14/22	(10,926)
HUF	8,850,000,000	USD	28,425,926	HSBC Securities Inc.	2/14/22	(1,267,360)
USD	122,440,508	ZAR	1,887,800,000	HSBC Securities Inc.	2/14/22	4,722,212
ZAR	35,100,000	USD	2,171,784	HSBC Securities Inc.	2/14/22	16,961
ZAR	53,400,000	USD	3,387,916	JPMorgan Chase & Co.	2/14/22	(58,031)
ZAR	53,400,000	USD	3,402,624	JPMorgan Chase & Co.	2/14/22	(72,739)
ZAR	53,400,000	USD	3,406,872	JPMorgan Chase & Co.	2/14/22	(76,987)
ZAR	159,800,000	USD	10,068,573	JPMorgan Chase & Co.	2/14/22	(103,861)
USD	69,574,631	CNH	446,690,000	HSBC Securities Inc.	2/18/22	(460,376)
HUF	20,300,000,000	USD	63,091,973	HSBC Securities Inc.	2/22/22	(847,571)
USD	65,310,869	MXN	1,376,100,000	Citibank N.A.	2/24/22	(1,253,894)
JPY	14,590,000,000	USD	129,400,183	JPMorgan Chase & Co.	3/3/22	(2,501,703)
CLP	37,490,000,000	USD	44,167,197	HSBC Securities Inc.	3/4/22	(589,514)
AUD	68,530,000	USD	48,947,210	JPMorgan Chase & Co.	3/7/22	919,944
USD	30,313,742	AUD	42,690,000	JPMorgan Chase & Co.	3/7/22	(750,446)
THB	355,700,000	USD	10,484,121	HSBC Securities Inc.	3/9/22	160,982
NOK	937,910,000	USD	104,699,821	Morgan Stanley & Co. Inc.	3/10/22	1,664,561
CLP	36,880,000,000	USD	42,894,694	HSBC Securities Inc.	3/11/22	(73,775)
RUB	4,800,000,000	USD	63,950,971	Citibank N.A.	3/16/22	(1,120,842)
USD	61,857,828	KRW	73,870,000,000	Citibank N.A.	3/21/22	(190,638)
USD	79,757,494	KRW	94,720,000,000	Citibank N.A.	3/21/22	195,687
CAD	44,710,000	USD	34,590,137	HSBC Securities Inc.	3/21/22	748,535
CAD	46,670,000	USD	36,383,906	HSBC Securities Inc.	3/21/22	503,945

See Notes to Financial Statements.

18	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	280,000,000	USD	31,082,260	Morgan Stanley & Co. Inc.	3/21/22	$664,472
NOK	364,030,000	USD	40,441,487	Morgan Stanley & Co. Inc.	3/21/22	832,666
Total						$(5,393,270)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CLP	— Chilean Peso

CNH	— Chinese Offshore Yuan

COP	— Colombian Peso

EUR	— Euro

HUF	— Hungarian Forint

IDR	— Indonesian Rupiah

JPY	— Japanese Yen

KRW	— South Korean Won

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

NOK	— Norwegian Krone

PLN	— Polish Zloty

RUB	— Russian Ruble

THB	— Thai Baht

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Global Opportunities Bond Fund

Summary of Investments by Country* (unaudited)
United States	50.9%
Mexico	10.0
South Korea	7.6
Australia	6.5
Canada	4.9
South Africa	4.0
Malaysia	3.7
Colombia	3.3
China	3.0
Brazil	2.8
Indonesia	0.5
Russia	0.4
Spain	0.2
Short-Term Investments	2.2
100.0%

*

As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2021 and are subject to change. For purposes of the Fund’s policy to invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries, a country will be considered developed if, at the time of purchase, it has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization or is included in the FTSE World Government Bond Index.

See Notes to Financial Statements.

20	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $2,622,321,440)	$2,443,588,738
Investments in affiliated securities, at value (Cost — $53,872,477)	53,872,477
Foreign currency, at value (Cost — $196,852)	197,316
Interest receivable	18,824,377
Unrealized appreciation on forward foreign currency contracts	17,580,779
Deposits with brokers for open futures contracts	13,237,280
Deposits with brokers for OTC derivatives	7,130,000
Receivable for Fund shares sold	3,588,687
Receivable from broker — net variation margin on open futures contracts	862,650
Dividends receivable from affiliated investments	503
Other receivables	5,630
Prepaid expenses	79,984
Total Assets	2,558,968,421

Liabilities:
Unrealized depreciation on forward foreign currency contracts	22,974,049
Payable for Fund shares repurchased	7,379,299
Deposits from brokers for OTC derivatives	5,260,000
Foreign currency collateral due to broker for open futures contracts, at value (Cost — $2,641,148)	2,654,968
Investment management fee payable	1,064,770
Accrued foreign capital gains tax	337,557
Service and/or distribution fees payable	41,524
Trustees’ fees payable	22,535
Accrued expenses	733,851
Total Liabilities	40,468,553
Total Net Assets	$2,518,499,868

Net Assets:
Par value (Note 7)	$2,279
Paid-in capital in excess of par value	2,726,401,240
Total distributable earnings (loss)	(207,903,651)
Total Net Assets	$2,518,499,868

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	21

Statement of assets and liabilities (cont’d)

December 31, 2021

Net Assets:
Class A	$130,976,490
Class C	$6,197,648
Class C1	$64,027
Class FI	$22,277,820
Class R	$8,082,749
Class I	$771,584,529
Class IS	$1,579,316,605

Shares Outstanding:
Class A	11,822,267
Class C	573,316
Class C1	5,658
Class FI	2,037,184
Class R	735,916
Class I	69,914,716
Class IS	142,820,661

Net Asset Value:
Class A (and redemption price)	$11.08
Class C*	$10.81
Class C1*	$11.32
Class FI (and redemption price)	$10.94
Class R (and redemption price)	$10.98
Class I (and redemption price)	$11.04
Class IS (and redemption price)	$11.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.57

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$68,288,049
Dividends from affiliated investments	3,792
Less: Foreign taxes withheld	(1,329,259)
Total Investment Income	66,962,582

Expenses:
Investment management fee (Note 2)	12,388,854
Transfer agent fees (Note 5)	1,269,637
Service and/or distribution fees (Notes 2 and 5)	561,534
Custody fees	459,753
Trustees’ fees	238,807
Registration fees	159,934
Legal fees	122,906
Fund accounting fees	90,907
Audit and tax fees	57,168
Commitment fees (Note 9)	32,924
Insurance	26,701
Shareholder reports	24,689
Fees recaptured by investment manager (Note 2)	2,094
Interest expense	933
Miscellaneous expenses	65,285
Total Expenses	15,502,126
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(89,928)
Net Expenses	15,412,198
Net Investment Income	51,550,384

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	40,441,391	†
Futures contracts	24,911,170
Forward foreign currency contracts	(28,386,652)
Foreign currency transactions	(617,304)
Net Realized Gain	36,348,605
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(177,421,350)	‡
Futures contracts	(4,957,105)
Forward foreign currency contracts	(38,154,617)
Foreign currencies	(1,202,416)
Change in Net Unrealized Appreciation (Depreciation)	(221,735,488)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(185,386,883)
Decrease in Net Assets From Operations	$(133,836,499)

†	Net of foreign capital gains tax of $377,171.

‡	Net of change in accrued foreign capital gains tax of $(411,289).

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$51,550,384	$68,761,711
Net realized gain	36,348,605	1,249,526
Change in net unrealized appreciation (depreciation)	(221,735,488)	144,024,572
Increase (Decrease) in Net Assets From Operations	(133,836,499)	214,035,809

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(54,850,370)	—
Return of capital	—	(9,000,237)
Decrease in Net Assets From Distributions to Shareholders	(54,850,370)	(9,000,237)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,085,517,436	601,365,254
Reinvestment of distributions	51,740,210	8,581,521
Cost of shares repurchased	(761,022,242)	(1,430,581,549)
Increase (Decrease) in Net Assets From Fund Share Transactions	376,235,404	(820,634,774)
Increase (Decrease) in Net Assets	187,548,535	(615,599,202)

Net Assets:
Beginning of year	2,330,951,333	2,946,550,535
End of year	$2,518,499,868	$2,330,951,333

See Notes to Financial Statements.

24	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.96	$10.68	$9.94	$10.85	$10.09

Income (loss) from operations:
Net investment income	0.20	0.27	0.32	0.32	0.33
Net realized and unrealized gain (loss)	(0.88)	1.03	0.55	(0.88)	0.91
Total income (loss) from operations	(0.68)	1.30	0.87	(0.56)	1.24

Less distributions from:
Net investment income	(0.20)	—	(0.11)	(0.34)	(0.22)
Net realized gains	—	—	—	(0.01)	(0.26)
Return of capital	—	(0.02)	(0.02)	—	—
Total distributions	(0.20)	(0.02)	(0.13)	(0.35)	(0.48)

Net asset value, end of year	$11.08	$11.96	$10.68	$9.94	$10.85
Total return[2]	(5.68)%	12.17%	8.82%	(5.28)%	12.34%

Net assets, end of year (millions)	$131	$151	$160	$157	$212

Ratios to average net assets:
Gross expenses	1.00%[3]	1.01%	1.01%[3]	0.97%	0.95%
Net expenses[4]	1.00 [3,5]	1.00 [5]	1.00 [3,5]	0.97	0.95
Net investment income	1.72	2.51	3.16	3.06	3.00

Portfolio turnover rate	51%	99%	103%[6]	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.67	$10.47	$9.77	$10.67	$9.94

Income (loss) from operations:
Net investment income	0.12	0.19	0.25	0.24	0.24
Net realized and unrealized gain (loss)	(0.86)	1.01	0.52	(0.87)	0.90
Total income (loss) from operations	(0.74)	1.20	0.77	(0.63)	1.14

Less distributions from:
Net investment income	(0.12)	—	(0.06)	(0.26)	(0.15)
Net realized gains	—	—	—	(0.01)	(0.26)
Return of capital	—	—	(0.01)	—	—
Total distributions	(0.12)	—	(0.07)	(0.27)	(0.41)

Net asset value, end of year	$10.81	$11.67	$10.47	$9.77	$10.67
Total return[2]	(6.31)%	11.46%	7.94%	(5.98)%	11.52%

Net assets, end of year (000s)	$6,198	$7,815	$10,447	$14,972	$19,542

Ratios to average net assets:
Gross expenses	1.69%	1.69%	1.73%	1.71%	1.71%
Net expenses[3]	1.69 [4]	1.69 [4]	1.73	1.71 [4]	1.71 [4]
Net investment income	1.03	1.82	2.45	2.33	2.24

Portfolio turnover rate	51%	99%	103%[5]	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.80	$10.56	$9.84	$10.74	$10.00

Income (loss) from operations:
Net investment income	0.16	0.22	0.29	0.27	0.28
Net realized and unrealized gain (loss)	(0.60)	1.02	0.53	(0.87)	0.90
Total income (loss) from operations	(0.44)	1.24	0.82	(0.60)	1.18

Less distributions from:
Net investment income	(0.04)	—	(0.08)	(0.29)	(0.18)
Net realized gains	—	—	—	(0.01)	(0.26)
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.04)	—	(0.10)	(0.30)	(0.44)

Net asset value, end of year	$11.32	$11.80	$10.56	$9.84	$10.74
Total return[2]	(3.70)%[3]	11.74%	8.35%	(5.64)%	11.94%

Net assets, end of year (000s)	$64	$1,061	$2,562	$5,746	$9,537

Ratios to average net assets:
Gross expenses	1.45%	1.41%	1.39%	1.38%	1.38%
Net expenses[4]	1.45 [5]	1.41 [5]	1.39	1.38	1.37 [5]
Net investment income	1.37	2.11	2.82	2.64	2.58

Portfolio turnover rate	51%	99%	103%[6]	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been (6.25)% for the year ended December 31, 2021.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.81	$10.54	$9.82	$10.71	$9.96

Income (loss) from operations:
Net investment income	0.20	0.27	0.32	0.31	0.32
Net realized and unrealized gain (loss)	(0.86)	1.01	0.53	(0.86)	0.91
Total income (loss) from operations	(0.66)	1.28	0.85	(0.55)	1.23

Less distributions from:
Net investment income	(0.21)	—	(0.11)	(0.33)	(0.22)
Net realized gains	—	—	—	(0.01)	(0.26)
Return of capital	—	(0.01)	(0.02)	—	—
Total distributions	(0.21)	(0.01)	(0.13)	(0.34)	(0.48)

Net asset value, end of year	$10.94	$11.81	$10.54	$9.82	$10.71
Total return[2]	(5.62)%	12.23%	8.74%	(5.22)%	12.28%

Net assets, end of year (000s)	$22,278	$16,906	$18,227	$27,623	$74,844

Ratios to average net assets:
Gross expenses	0.97%	0.98%	0.98%	0.99%	0.98%
Net expenses[3]	0.97 [4]	0.98 [4]	0.98	0.99 [4]	0.98 [4]
Net investment income	1.73	2.53	3.20	2.99	2.97

Portfolio turnover rate	51%	99%	103%[5]	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.86	$10.60	$9.88	$10.79	$10.04

Income (loss) from operations:
Net investment income	0.17	0.24	0.30	0.29	0.29
Net realized and unrealized gain (loss)	(0.87)	1.02	0.53	(0.88)	0.91
Total income (loss) from operations	(0.70)	1.26	0.83	(0.59)	1.20

Less distributions from:
Net investment income	(0.18)	—	(0.09)	(0.31)	(0.19)
Net realized gains	—	—	—	(0.01)	(0.26)
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.18)	—	(0.11)	(0.32)	(0.45)

Net asset value, end of year	$10.98	$11.86	$10.60	$9.88	$10.79
Total return[2]	(5.95)%	11.89%	8.47%	(5.55)%	12.02%

Net assets, end of year (000s)	$8,083	$6,717	$9,658	$11,832	$18,609

Ratios to average net assets:
Gross expenses	1.30%	1.31%	1.30%[3]	1.30%[3]	1.29%[3]
Net expenses[4,5]	1.25	1.25	1.25 [3]	1.25 [3]	1.25 [3]
Net investment income	1.44	2.26	2.91	2.78	2.69

Portfolio turnover rate	51%	99%	103%[6]	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.92	$10.63	$9.89	$10.80	$10.04

Income (loss) from operations:
Net investment income	0.24	0.30	0.36	0.35	0.35
Net realized and unrealized gain (loss)	(0.88)	1.02	0.54	(0.88)	0.92
Total income (loss) from operations	(0.64)	1.32	0.90	(0.53)	1.27

Less distributions from:
Net investment income	(0.24)	—	(0.13)	(0.37)	(0.25)
Net realized gains	—	—	—	(0.01)	(0.26)
Return of capital	—	(0.03)	(0.03)	—	—
Total distributions	(0.24)	(0.03)	(0.16)	(0.38)	(0.51)

Net asset value, end of year	$11.04	$11.92	$10.63	$9.89	$10.80
Total return[2]	(5.36)%	12.52%	9.14%	(4.99)%	12.72%

Net assets, end of year (millions)	$772	$723	$851	$908	$1,155

Ratios to average net assets:
Gross expenses	0.66%	0.68%	0.68%	0.67%	0.69%
Net expenses[3]	0.65 [4]	0.68 [4]	0.68	0.67	0.69
Net investment income	2.05	2.83	3.48	3.38	3.26

Portfolio turnover rate	51%	99%	103%[5]	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.94	$10.64	$9.90	$10.81	$10.05

Income (loss) from operations:
Net investment income	0.25	0.31	0.37	0.37	0.36
Net realized and unrealized gain (loss)	(0.88)	1.03	0.54	(0.89)	0.92
Total income (loss) from operations	(0.63)	1.34	0.91	(0.52)	1.28

Less distributions from:
Net investment income	(0.25)	—	(0.14)	(0.38)	(0.26)
Net realized gains	—	—	—	(0.01)	(0.26)
Return of capital	—	(0.04)	(0.03)	—	—
Total distributions	(0.25)	(0.04)	(0.17)	(0.39)	(0.52)

Net asset value, end of year	$11.06	$11.94	$10.64	$9.90	$10.81
Total return[2]	(5.26)%	12.66%	9.21%	(4.90)%	12.83%

Net assets, end of year (millions)	$1,579	$1,411	$1,881	$2,039	$1,970

Ratios to average net assets:
Gross expenses	0.56%	0.58%	0.58%	0.58%	0.58%
Net expenses[3]	0.55 [4]	0.58 [4]	0.58	0.58	0.58
Net investment income	2.15	2.93	3.58	3.50	3.35

Portfolio turnover rate	51%	99%	103%[5]	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Global Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

32	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Long-Term Investments†:
U.S. Government & Agency
Obligations	—	$976,764,595	—	$976,764,595
Sovereign Bonds	—	969,121,857	—	969,121,857
Corporate Bonds & Notes	—	461,469,496	—	461,469,496
Collateralized Mortgage
Obligations	—	32,790,509	—	32,790,509
Asset-Backed Securities	—	3,442,281	—	3,442,281
Total Long-Term Investments	—	2,443,588,738	—	2,443,588,738
Short-Term Investments†	$53,872,477	—	—	53,872,477
Total Investments	$53,872,477	$2,443,588,738	—	$2,497,461,215
Other Financial Instruments:
Futures Contracts††	$168,519	—	—	$168,519
Forward Foreign Currency Contracts††	—	$17,580,779	—	17,580,779
Total Other Financial Instruments	$168,519	$17,580,779	—	$17,749,298
Total	$54,040,996	$2,461,169,517	—	$2,515,210,513

34	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$3,524,429	—	—	$3,524,429
Forward Foreign Currency Contracts††	—	$22,974,049	—	22,974,049
Total	$3,524,429	$22,974,049	—	$26,498,478

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default

36	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2021, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $22,974,049. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. At December 31, 2021, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $7,130,000 which could be used to reduce the required payment.

At December 31, 2021, the Fund held cash collateral from JPMorgan Chase & Co. in the amount of $5,260,000. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

38	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of December 31, 2021, there were $337,557 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$1,051,320	$(1,051,320)

(a)	Reclassifications are due to a taxable overdistribution.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 1.00%, 1.75%, 1.45%, 1.00%, 1.25%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares of the Fund did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $89,928, which included an affiliated money market fund waiver of $3,090.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

40	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Pursuant to these arrangements, at December 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C1	Class R
Expires December 31, 2022	$7,507	—	$5,523
Expires December 31, 2023	19,492	—	4,617
Expires December 31, 2024	—	$7	3,421
Total fee waivers/expense reimbursements subject to recapture	$26,999	$7	$13,561

For the year ended December 31, 2021, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class A
LMPFA recaptured	$2,094

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

There was a maximum initial sales charge of 4.25% for Class A2 shares. In certain cases, Class A2 shares had a 1.00% CDSC, which applied if redemption occurred within 18 months from purchase payment. This CDSC only applied to those purchases of Class A2 shares, which when combined with holdings of other shares of Legg Mason funds, equaled or exceeded $1,000,000 in aggregate. Those purchases did not incur an initial sales charge.

For the year ended December 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class A2†	Class C
Sales charges	$18,067	$983	—
CDSCs	1,784	33	$754

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$611,885,935	$951,559,987
Sales	737,777,962	455,529,985

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$2,676,787,322	$27,968,275	$(207,294,382)	$(179,326,107)
Futures contracts	—	168,519	(3,524,429)	(3,355,910)
Forward foreign currency contracts	—	17,580,779	(22,974,049)	(5,393,270)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$168,519	—	$168,519
Forward foreign currency contracts	—	$17,580,779	17,580,779
Total	$168,519	$17,580,779	$17,749,298

42	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$3,524,429	—	$3,524,429
Forward foreign currency contracts	—	$22,974,049	22,974,049
Total	$3,524,429	$22,974,049	$26,498,478

1	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

2

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$24,911,170	—	$24,911,170
Forward foreign currency contracts	—	$(28,386,652)	(28,386,652)
Total	$24,911,170	$(28,386,652)	$(3,475,482)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(4,957,105)	—	$(4,957,105)
Forward foreign currency contracts	—	$(38,154,617)	(38,154,617)
Total	$(4,957,105)	$(38,154,617)	$(43,111,722)

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$98,474,791
Futures contracts (to sell)†	121,122,084
Forward foreign currency contracts (to buy)	1,499,357,249
Forward foreign currency contracts (to sell)	644,331,890

†	At December 31, 2021, there were no open positions held in this derivative.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$17,757	$(149,463)	$(131,706)	$80,000	$(51,706)
Citibank N.A.	1,066,166	(7,663,582)	(6,597,416)	—	(6,597,416)
HSBC Securities Inc.	6,152,635	(9,697,801)	(3,545,166)	7,050,000	3,504,834
JPMorgan Chase & Co.	7,182,522	(5,346,617)	1,835,905	(5,260,000)	(3,424,095)
Morgan Stanley & Co. Inc.	3,161,699	(116,586)	3,045,113	—	3,045,113
Total	$17,580,779	$(22,974,049)	$(5,393,270)	$1,870,000	$(3,523,270)

1	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

2	Gross amounts are not offset in the Statement of Assets and Liabilities.

3	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

4	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$384,313	$302,486
Class A2†	15,227	16,540
Class C	69,830	9,667
Class C1	3,363	946
Class FI	53,498	36,646
Class R	35,303	17,502
Class I	—	786,010
Class IS	—	99,840
Total	$561,534	$1,269,637

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

44	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,543
Class C	258
Class C1	26
Class FI	779
Class R	3,636
Class I	26,066
Class IS	53,620
Total	$89,928

6. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class A	$2,556,582	—
Class C	73,427	—
Class C1	1,531	—
Class FI	415,519	—
Class R	117,506	—
Class I	16,745,850	—
Class IS	34,939,955	—
Total	$54,850,370	—

Return of Capital:
Class A	—	$219,689
Class A2†	—	10,734
Class FI	—	23,780
Class I	—	2,335,073
Class IS	—	6,410,961
Total	—	$9,000,237

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,191,198	$60,315,766	3,610,965	$38,302,765
Shares issued on reinvestment	207,025	2,330,343	20,993	198,386
Shares repurchased	(6,206,713)	(71,011,894)	(6,019,138)	(63,220,340)
Net decrease	(808,490)	$(8,365,785)	(2,387,180)	$(24,719,189)

Class A2†
Shares sold	64,902	$761,658	87,340	$917,311
Shares issued on reinvestment	—	—	1,140	10,734
Shares repurchased	(1,167,412)	(13,679,904)	(201,039)	(2,078,278)
Net decrease	(1,102,510)	$(12,918,246)	(112,559)	$(1,150,233)

Class C
Shares sold	230,737	$2,644,078	49,929	$520,345
Shares issued on reinvestment	6,550	71,262	—	—
Shares repurchased	(333,664)	(3,783,397)	(377,718)	(4,001,327)
Net decrease	(96,377)	$(1,068,057)	(327,789)	$(3,480,982)

Class C1
Shares sold	1,687	$20,821	856	$9,188
Shares issued on reinvestment	133	1,531	—	—
Shares repurchased	(86,081)	(988,380)	(153,569)	(1,608,668)
Net decrease	(84,261)	$(966,028)	(152,713)	$(1,599,480)

Class FI
Shares sold	1,276,416	$14,675,531	702,526	$7,541,054
Shares issued on reinvestment	37,015	410,260	2,500	23,324
Shares repurchased	(707,312)	(8,056,867)	(1,002,710)	(10,345,446)
Net increase (decrease)	606,119	$7,028,924	(297,684)	$(2,781,068)

Class R
Shares sold	472,158	$5,399,240	135,201	$1,435,520
Shares issued on reinvestment	10,609	117,371	—	—
Shares repurchased	(312,958)	(3,599,165)	(480,000)	(4,920,381)
Net increase (decrease)	169,809	$1,917,446	(344,799)	$(3,484,861)

Class I
Shares sold	30,632,171	$352,654,070	16,290,527	$173,565,188
Shares issued on reinvestment	1,318,817	14,757,307	227,432	2,135,586
Shares repurchased	(22,691,357)	(259,244,600)	(35,955,128)	(371,281,038)
Net increase (decrease)	9,259,631	$108,166,777	(19,437,169)	$(195,580,264)

46	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class IS
Shares sold	56,365,400	$649,046,272	36,312,116	$379,073,883
Shares issued on reinvestment	3,034,351	34,052,136	660,307	6,213,491
Shares repurchased	(34,757,918)	(400,658,035)	(95,574,089)	(973,126,071)
Net increase (decrease)	24,641,833	$282,440,373	(58,601,666)	$(587,838,697)

†

On June 24, 2021, the Fund converted 1,061,508 Class A2 shares into 1,056,854 Class A shares, valued at $12,439,181. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$851,367,603	851,367,603	$797,495,126	797,495,126

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$3,792	—	$53,872,477

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $190 million, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $190 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended December 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$54,850,370	—
Tax return of capital	—	$9,000,237
Total distributions paid	$54,850,370	$9,000,237

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(25,216,701)
Other book/tax temporary differences(a)	6,231,258
Unrealized appreciation (depreciation)(b)	(188,918,208)
Total distributable earnings (loss) — net	$(207,903,651)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from

48	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report	49

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Global Opportunities Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Global Opportunities Bond Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

50	BrandywineGLOBAL — Global Opportunities Bond Fund 2021 Annual Report

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

BrandywineGLOBAL — Global Opportunities Bond Fund	51

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

52	BrandywineGLOBAL — Global Opportunities Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Global Opportunities Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Global Opportunities Bond Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

54	BrandywineGLOBAL — Global Opportunities Bond Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Global Opportunities Bond Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 60 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

56	BrandywineGLOBAL — Global Opportunities Bond Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	129
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

BrandywineGLOBAL — Global Opportunities Bond Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

58	BrandywineGLOBAL — Global Opportunities Bond Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — Global Opportunities Bond Fund	59

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$68,412,998
Interest Earned from Federal Obligations	Note (1)	$114,757

Note (1) — The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

60	BrandywineGLOBAL — Global Opportunities Bond Fund

BrandywineGLOBAL —

Global Opportunities Bond Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

BrandywineGLOBAL — Global Opportunities Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Global Opportunities Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Global Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMFX013158 2/22 SR22-4335

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $229,436 in December 31, 2020 and $184,816 in December 31, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $43,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2020 and $0 in December 31, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020 and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $691,380 in December 31, 2020 and $1,470,739 in December 31, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason    Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and    Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 25, 2022